UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2007

ALLIED NEVADA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33119	20-5597115
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9604 Prototype Court, Reno, NV		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (775) 358-4455

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into a Material Definitive Agreement.

On July 16, 2007, Allied Nevada Gold Corp. (the “Company”) entered into Subscription Agreements and issued Common Share Purchase Warrants and Finder Warrants (each as defined below) in connection with the closing of the Company’s non-brokered private placement financing, resulting in the sale and issuance of a total of 3,696,000 units (the “Units”) at a purchase price of CDN$4.60 per Unit, for total gross proceeds of CDN$17,000,000, or approximately US$16,300,000 based upon prevailing exchange rates on the closing date.  As previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2007, certain officers and directors of the Company subscribed for Units in the private placement financing in the aggregate amount of CDN$6,435,400, with Robert Buchan, the Company’s Executive Chairman, subscribing for CDN$4,002,000 of this amount.

Each Unit consisted of one share of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) and one common share purchase warrant entitling the holder to purchase an additional share of Common Stock for a period of two years from the date of closing at an exercise price of CDN$5.75 per share (the “Common Share Purchase Warrants”).  The private placement financing was effected pursuant to various Subscription Agreements, each dated on or before July 16, 2007, as amended pursuant to that certain Notice and Acknowledgement (the “Notice”), delivered to subscribers on or about July 13, 2007 (the “Subscription Agreements”), by and between the Company and each subscriber.

The Common Share Purchase Warrants contain a provision for the acceleration of their expiry date as follows:  if the closing price of the Common Stock exceeds CDN$11.50 for a period of 20 consecutive trading days at any time on the Toronto Stock Exchange, the Company may, by written notice to the holders thereof, accelerate the expiry time of the Common Share Purchase Warrants to the date which is 30 days from delivery of such notice, following which the Common Share Purchase Warrants will be cancelled.

The Company agreed to pay a cash finder’s fee in the aggregate amount of CDN$528,020, being 5% of the gross proceeds raised, to eligible persons that arranged for purchasers (“Finders”).  In addition, Finders were issued as a finder’s fee 114,850 warrants (the “Finder Warrants”), that number being 5% of the number of the Units sold in the Offering, each such warrant exercisable for a period of two years from closing at an exercise price of CDN$4.60.  There were two Finders that received finder’s fees in connection with the transaction, namely Global Resource Investments Ltd. (“Global Resource”) and Quest Securities Corporation (“Quest Securities”).  No commissions were paid in respect of sales to insiders of the Company.  Of the aggregate cash finder’s fee, CDN$419,290 was paid to Global Resource.  The finder’s fee paid to Quest Securities comprised the remaining CDN$108,730 of the cash finder’s fee and the 114,850 Finder Warrants.  Robert Buchan, the Company’s Executive Chairman, is also the Chairman of Quest Securities.

Pursuant to the terms of the Subscription Agreements, the Company agreed to register for resale, under the Securities Act of 1933, as amended (the “Securities Act”), (i) the 3,696,000 shares of Common Stock issued in the private placement financing, and, thereafter (ii) the shares of Common Stock issuable upon exercise of the Common Share Purchase Warrants.  This second registration statement will be filed by the Company within 180 days of the date on which the

Securities and Exchange Commission declares effective the registration statement with respect to the shares of Common Stock underlying the Units.  The Company also plans to register the shares of Common Stock underlying the Units issuable upon exercise of the Finder Warrants, including shares issuable upon exercise of the Common Share Purchase Warrant component thereof.

As previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2007, certain terms relating to offering size and insider participation with respect to the private placement financing were changed prior to the date of closing.  These changes were communicated to existing subscribers pursuant to the Notice, which is included with the form of Subscription Agreement filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

The preceding description of the Subscription Agreements, the Common Share Purchase Warrants and the Finder Warrants are qualified in their entirety by reference to the forms of each of these documents, copies of which have been filed herewith as Exhibits 10.1, 4.1 and 4.2, respectively, and each of which is incorporated herein by this reference.  Copies of the Finder’s Fee and Indemnity Agreements between the Company and Global Resource are filed herewith as Exhibits 10.2 and 10.3, respectively.

The proceeds from the private placement financing will be used for the continued development of the Company’s Hycroft Mine property located in Nevada, as well as for working capital and other general purposes.

Items 3.02        Unregistered Sales of Equity Securities.

The disclosures in Item 1.01, above, are incorporated into this Item 3.02 by this reference.

A total of 2,026,000 of the Units sold in the private placement financing were sold to subscribers in the United States pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.  Each subscriber in the United States is an “accredited investor” under the Securities Act, and the Units were sold without any general solicitation by the Company or its representatives.

The remaining 1,670,000 Units sold in the private placement financing were sold to subscribers who are not U.S. Persons or in the United States.  The issuance and sale of those Units pursuant to the respective Subscription Agreements, and the issuance of the Finder Warrants, were offshore offers and sales made in reliance on the exclusion from registration requirements of the Securities Act pursuant to Rule 903 of Regulation S promulgated thereunder.

Item 8.01          Other Events

On July 17, 2007, the Company issued a press release announcing the closing of its non-brokered private placement, as described in Item 1.01, above.  The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01          Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 4.1         Form of Common Share Purchase Warrant, dated as of July 16, 2007, issued by Allied Nevada Gold Corp. to each Holder (as defined therein).

Exhibit 4.2         Form of Finder’s Warrant to Purchase Units, dated as of July 16, 2007, issued by Allied Nevada Gold Corp. to Quest Securities Corporation.

Exhibit 10.1       Form of Subscription Agreement for Units, dated as of July 16, 2007, as amended, by and between Allied Nevada Gold Corp. and each Subscriber (as defined therein).

Exhibit 10.2       Finder’s Fee Agreement, dated as of July 16, 2007, by and between Allied Nevada Gold Corp. and Global Resource Investments Ltd.

Exhibit 10.3       Indemnity Agreement, dated as of July 16, 2007, by and between Allied Nevada Gold Corp. and Global Resource Investments Ltd.

Exhibit 99.1       Press Release of Allied Nevada Gold Corp., dated July 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED NEVADA GOLD CORP.

	By:	/s/ Scott A. Caldwell
Scott A. Caldwell
President and Chief Executive Officer

Date: July 20, 2007